CBC HOLDING COMPANY AND SUBSIDIARY
           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                                                    EXHIBIT 32.1
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     In  connection  with  the  Quarterly  Report  of  CBC  Holding Company (the
"Company") on Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
M. Ray, President , Chief Executive Officer and acting Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


August 13, 2004

/s/  George  M.  Ray
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George  M.  Ray
President  /  Chief  Executive  Officer


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